UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 10, 2015

Malvern Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2015, each of Joseph E. Palmer, Jr. and John B. Yerkes, Jr. notified the Board of Directors of Malvern Bancorp, Inc. (the “Company”), the holding company for Malvern Federal Savings Bank (the “Bank”), of their resignations as directors of both the Company and the Bank, effective immediately.

Item 5.07	Submission of Matters to a Vote of Security Holders.

                (a)         An Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on February 10, 2015.

                (b)         There were 6,558,473 shares of common stock of the Company eligible to be voted at the Annual Meeting and 6,182,266 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.         Election of directors:

	FOR	WITHHELD	BROKER NON-VOTES

Joseph E. Palmer, Jr.	2,418,723	2,590,288	1,173,255
Anthony C. Weagley	4,870,214	138,797	1,173,255
Therese Woodman	4,209,330	799,681	1,173,255
John B. Yerkes, Jr.	2,402,300	2,606,711	1,173,255

2.         Non-binding resolution to approve the compensation of our named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,746,899	186,391	75,721	1,173,255

3.         To approve the Malvern Bancorp, Inc. 2014 Long-Term Incentive Compensation Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,674,510	271,812	62,689	1,173,255

4.         To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2015.

FOR	AGAINST	ABSTAIN
6,041,502	111,818	28,946

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Each of the Company’s nominees were elected as directors, the proposal to adopt a non-binding resolution to approve the compensation of our named executive officers was adopted, the proposal to approve the Malvern Bancorp, Inc. 2014 Long-Term Incentive Compensation Plan was approved, and the proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2015 was adopted by the shareholders of the Company at the Annual Meeting.

(c)                Not applicable.

Item 9.01	Financial Statements and Exhibits

(a)                Not applicable.
(b)                Not applicable.
(c)                Not applicable.
(d)                Exhibits

The following exhibit is included herewith.

Exhibit Number	Description
10.1	Malvern Bancorp, Inc. 2014 Long-Term Incentive Plan(1)

(1)	Incorporated by reference to Appendix A of the definitive proxy statement filed by Malvern Bancorp, Inc. with the SEC on January 2, 2015 (File No. 000-54835).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: February 17, 2015	By:	/s/ Anthony C. Weagley
Anthony C. Weagley
Chief Executive Officer and President

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INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Malvern Bancorp, Inc. 2014 Long-Term Incentive Plan(1)

(1)	Incorporated by reference to Appendix A of the definitive proxy statement filed by Malvern Bancorp, Inc. with the SEC on January 2, 2015 (File No. 000-54835).